UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 7, 2019

QCR Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22208	42-1397595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3551 Seventh Street, Moline, Illinois 61265

(Address of Principal Executive Offices) (Zip Code)

(309) 736-3584
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.                                        Regulation FD Disclosure.

On February 12, 2019, QCR Holdings, Inc. (the “Company”) issued a press release announcing the completion of an underwritten public offering of $65.0 million aggregate principal amount of its 5.375% Fixed-to-Floating Rate Subordinated Notes due February 15, 2029 (the “Notes”).  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and the related Exhibit 99.1 attached hereto is being “furnished” and will not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will any of such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01.                                        Other Events.

Notes Offering

On February 12, 2019, the Company issued the Notes in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-214283) and a prospectus supplement dated February 7, 2019 (the “Prospectus Supplement”).  The Notes were issued pursuant to an Indenture, dated as of February 12, 2019, between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of February 12, 2019 (the “Supplemental Indenture”).

The terms of the Indenture, the Supplemental Indenture and the Notes are further described in the Prospectus Supplement under the heading “Description of the Notes” and in the related base prospectus, dated January 31, 2017 that accompanies the Prospectus Supplement, under the heading “Description of Debt Securities,” which descriptions are incorporated herein by reference.  Such descriptions of the Indenture, the Supplemental Indenture and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Indenture, the Supplemental Indenture and the form of the Notes, copies of which are filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

Underwriting Agreement

In connection with the issuance of the Notes, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., which contains customary representations, warranties and agreements by the Company, and customary closing conditions, termination rights and indemnification provisions.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete terms and conditions of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated as of February 7, 2019, between the Company and Keefe, Bruyette & Woods, Inc.

4.1	Indenture, dated as of February 12, 2019, between the Company and Wilmington Trust, National Association

4.2	First Supplemental Indenture, dated as of February 12, 2019, between the Company and Wilmington Trust, National Association

4.3	Form of 5.375% Fixed-to-Floating Rate Subordinated Notes due February 15, 2029 (included in Exhibit 4.2)

5.1	Opinion of Barack Ferrazzano Kirschbaum & Nagelberg LLP

23.1	Consent of Barack Ferrazzano Kirschbaum & Nagelberg LLP (included in Exhibit 5.1)

99.1	Press Release dated February 12, 2019

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2019	QCR HOLDINGS, INC.

	By:	/s/ Todd A. Gipple
	Name:	Todd A. Gipple
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer